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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2003 except for Note 1 for which the date is June 20, 2003 relating to the financial statements and financial statement schedules of Centene Corporation, which appears in Centene Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.


/s/ PRICEWATERHOUSECOOPERS LLP


September 2, 2003